                      SECURITIES AND EXCHANGE  COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      October 16, 2001 (October 10, 2001)
                      -----------------------------------
               Date of Report (Date of Earliest Event Reported)

                              Staff Leasing, Inc.
                              -------------------
              (Exact Name of Registrant as Specified in Charter)

          Florida                       0-28148                       65-0735612
          -------                       -------                       ----------
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer Identification
 of Incorporation)                                            No.)

                            600 301 Boulevard West
                                   Suite 202
                           Bradenton, Florida 34205
                           ------------------------
             (Address of Principal Executive Offices and Zip Code)

                                (941) 748-4540
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

         On October 10, 2001, Michael K. Phippen resigned as Chief Executive Officer and Chairman of the Board of Directors of Gevity HR, formerly doing business as Staff Leasing, Inc. (the "Company"). Additionally, on October 10, 2001, James F. Manning was appointed to the position of Chief Executive Officer and was elected as Chairman of the Board of Directors of the Company, and will hold such positions for an interim period of six months, which may be extended for an additional six months. A press release was issued on October 10, 2001 disclosing these developments and is attached as Exhibit 99.1 hereto.
                                                 ------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c) Exhibits
             --------

             99.1  Text of Press Release dated October 10, 2001.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Date:  October 16, 2001

                                    STAFF LEASING, INC.

                                    By:    /s/ John Panning
                                           ----------------

                                    Name:  John Panning
                                           ------------
                                    Title: Chief Financial Officer
                                           -----------------------

                                 EXHIBIT INDEX


Exhibit
Number    Description
-------   -----------

99.1      Text of Press Release dated October 10, 2001.